As filed with the Securities and Exchange Commission on March 31, 2025

Registration No. 333-281250

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

HUNTINGTON INGALLS INDUSTRIES, INC.*

(Exact name of registrant as specified in its charter)

* The co-registrants listed on the next page are also included in this registration statement as additional registrants.

Delaware	90-0607005
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4101 Washington Avenue

Newport News, VA 23607

(757) 380-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Chad N. Boudreaux

Executive Vice President and Chief Legal Officer

Huntington Ingalls Industries, Inc.

4101 Washington Avenue

Newport News, VA 23607

(757) 380-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

*TABLE OF ADDITIONAL REGISTRANTS

(in regard to Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 333-281250)

In addition to Huntington Ingalls Industries, Inc., the following direct or indirect subsidiaries of Huntington Ingalls Industries, Inc. may be guarantors of debt securities issued by Huntington Ingalls Industries, Inc. and are co-registrants.

Exact Name of Registrant as Specified in Its Charter	State of Organization	I.R.S. Employer Identification Number	Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices
Enlighten IT Consulting LLC	Maryland	37-1557009	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Fleet Services Holding Corp.	Delaware	54-1946720	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII Mission Technologies Corp.	Delaware	54-2061691	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII Nuclear Inc.	Delaware	13-2635898	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII Services Corporation	Delaware	47-1929107	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII TSD Holding Company	Delaware	81-1485592	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII Technical Solutions Corporation	Delaware	81-4093439	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

HII Unmanned Systems, Inc.	Delaware	51-0659798	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Exact Name of Registrant as Specified in Its Charter	State of Organization	I.R.S. Employer Identification Number	Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices
Huntington Ingalls Incorporated	Virginia	54-0318880	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Huntington Ingalls Industries Energy and Environmental Services, Inc.	Delaware	46-4331677	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Huntington Ingalls Unmanned Maritime Systems, Inc.	Delaware	47-1808444	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Newport News Nuclear Inc.	Virginia	11-3813378	c/o Huntington Ingalls Industries, Inc. 4101 Washington Avenue, Newport News, Virginia 23607 (757) 380-2000

Note: The following entities that were originally included in the Registration Statement on Form S-3 filed on August 5, 2024 (Registration No. 333-281250) have been merged out of existence: Commonwealth Technology Innovation LLC and HII Fleet Support Group LLC.

EXPLANATORY NOTE / DEREGISTRATION OF SECURITIES

Huntington Ingalls Industries, Inc., a Delaware corporation (the “Company”), and the additional Registrants set forth in the table of co-registrants above (collectively, the “Registrant”) are filing this post-effective amendment (this “Post-Effective Amendment”) to the Registration Statement File No. 333-281250 on Form S-3, which was previously filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2024 (the “Registration Statement”). Commonwealth Technology Innovation LLC (“CTI”) and HII Fleet Support Group LLC (“HFSG”) were previously guarantors of the Company’s outstanding 5.353% Senior Notes due 2030 and 5.749% Senior Notes due 2035 (the “Outstanding Senior Notes”) the offers and sales of which were registered pursuant to the Registration Statement. CTI and HFSG merged out of existence effective December 31, 2024. Pursuant to the Company’s indenture that governs the Outstanding Senior Notes, CTI and HFSG have been released as guarantors of such notes and CTI and HFSG can no longer guarantee any debt securities which may be issued by the Company in the future.

This Post-Effective Amendment No. 1 is being filed solely to (i) remove CTI and HFSG as co-registrants under the Registration Statement; (ii) release CTI and HFSG as subsidiary guarantors of the Outstanding Senior Notes; and (iii) update the information in Part II of the Registration Statement to remove disclosures related to CTI and HFSG as co-registrants under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth the fees and expenses payable by the registrants in connection with the sale of the offered securities being registered hereby, other than underwriting discounts and commissions.

SEC registration fee	$(1)
Printing and engraving	(2)
Accounting services	(2)
Legal fees of registrant’s counsel	(2)
Transfer agent’s, trustee’s and depositary’s fees and expenses	(2)
Miscellaneous	(2)

Total	$(2)

(1)	Deferred in reliance upon Rules 456(b) and 457(r) under the Securities Act.
(2)

These fees and expenses are calculated based on the securities offered and the number of issuances and accordingly are not estimated at this time and will be reflected in the applicable prospectus supplement.

Item 15. Indemnification of Directors and Officers.

The following summaries are qualified in their entirety by reference to the applicable statute, the registrants’ incorporation, formation, or other organizational document, as applicable and as amended to date, and the registrants’ bylaws or limited liability company agreement, as applicable and as amended to date.

Registrants Incorporated in Delaware

With respect to the registrants incorporated in Delaware, Section 145 of the DGCL provides, generally, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except actions by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A corporation may similarly indemnify such person for expenses actually and reasonably incurred by such person in connection with the defense or settlement of any action or suit by or in the right of the corporation, provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in the case of claims, issues and matters as to which such person shall have been adjudged liable to the corporation, provided that a court shall have determined, upon application, that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 102(b)(7) of the DGCL provides, generally, that a corporation may relieve its directors from personal liability to such corporation or its stockholders for monetary damages for any breach of their fiduciary duty as directors except (i) for a breach of the duty of loyalty, (ii) for failure to act in good faith, (iii) for intentional misconduct or knowing violation of law, (iv) for willful or negligent violations of certain provisions in the DGCL imposing certain requirements with respect to stock repurchases, redemptions and dividends, or (v) for any transactions from which the director derived an improper personal benefit.

Huntington Ingalls Industries, Inc.

Elimination of Liability of Directors. The Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) provides that a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (which concerns unlawful payments of dividends, stock purchases or redemptions), or (iv) for any transaction from which the director derives an improper personal benefit. If the DGCL is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

While the Restated Certificate of Incorporation provides the Company’s directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate such duty. Accordingly, the Restated Certificate of Incorporation has no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care. The provisions of the Restated Certificate of Incorporation described above apply to an officer of the Company only if he or she is a director of the Company and is acting in his or her capacity as director, and do not apply to officers of the Company who are not directors.

Indemnification of Directors and Officers. The Company’s Restated Bylaws (the “Restated Bylaws”) provide that the Company will indemnify and hold harmless, to the fullest extent authorized by the DGCL as it presently exists or may thereafter be amended, any person (an “Indemnitee”) who was or is made a party, or is threatened to be made a party, to any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company or while he or she is or was serving at the request of the board of directors or an executive officer of the Company as a director, officer, manager, trustee, fiduciary, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith. The Restated Bylaws also provide that, notwithstanding the foregoing, but except as described in the second following paragraph, the Company will be required to indemnify an Indemnitee in connection with any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, or part thereof, initiated by such Indemnitee only if such action, suit or proceeding, or part thereof, was authorized by the Company’s board of directors.

The Restated Bylaws further provide that the Company will pay the expenses incurred by an Indemnitee in defending or preparing for any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, in advance of its final disposition; provided, however, that, if (x) in the case of a director or officer, the DGCL so requires, or (y) in the case of any other person entitled to indemnification under the Restated Bylaws, the board of directors otherwise deems it appropriate, an advancement of expenses shall be made only upon delivery to the Company of an undertaking containing such terms and conditions, including the requirement of security (if any), as the Company’s board of directors deems appropriate, by or on behalf of such Indemnitee, to repay all amounts so advanced if it is ultimately determined by final judicial decision from which there is no further right to appeal that the Indemnitee is not entitled to be indemnified under the relevant section of the Restated Bylaws or otherwise. The Company is not obligated to advance fees and expenses to a director, officer or any other person in connection with an action, suit or proceeding, whether civil, criminal, administrative or investigative, instituted by the Company against such person.

The Restated Bylaws also expressly state that the Company may grant additional rights to indemnification and to the advancement of expenses to any of the Company’s employees or agents to the fullest extent permitted by law. The Company has indemnification agreements with its directors and officers that provide for the maximum indemnification allowed by law.

Other Registrants Incorporated in Delaware

The certificates of incorporation of each of Fleet Services Holding Corp. and HII TSD Holding Company provide that a director of the corporation will not have personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for those specific breaches and acts or omissions with respect to which the DGCL expressly provides that this provision shall not eliminate or limit such personal liability of directors.

The certificate of incorporation of HII Technical Solutions Corporation provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The certificate of incorporation of HII Mission Technologies Corp. similarly provides that, to the fullest extent permitted by law, no director of the corporation will be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

The certificates of incorporation of each of HII Services Corporation, Huntington Ingalls Industries Energy and Environmental Services, Inc., Huntington Ingalls Unmanned Maritime Systems, Inc., HII Unmanned Systems, Inc., and HII Nuclear Inc., provide that a director of the corporation will not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (which concerns unlawful payments of dividends, stock purchases or redemptions), or (iv) for any transaction from which the director derives an improper personal benefit. HII Nuclear Inc.’s certificate of incorporation provides that the Company may purchase and maintain insurance on behalf of any person who is or was a director or officer, employee or agent, against any liability asserted against him or her and incurred by him or her in such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify against such liability. All of the organizational documents for registrants located in Delaware formed as corporations contain a provision to relieve directors from monetary damages.

The certificates of incorporation of each of Fleet Services Holding Corp. and HII Unmanned Systems, Inc., and the bylaws of Fleet Services Holding Corp. provide that the Company may advance expenses incurred by a director or officer in defending or investigating a threatened or pending action to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company.

The bylaws of all of the registrants located in Delaware formed as corporations other than Fleet Services Holding Corp., provide that an indemnitee shall, to the fullest extent not prohibited by law, have the right to be paid by the Company the expenses (including attorneys’ fees) incurred in defending any proceeding with respect to which indemnification is required in advance of its final disposition (hereinafter an “advancement of expenses”).

With the exception of the bylaws for Fleet Services Holding Corp. and HII Mission Technologies Corp., the bylaws of all of the registrants organized in Delaware provide that an advancement of such expenses shall be made only upon delivery to the Company of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses.

In addition, the bylaws of all of the registrants organized in Delaware formed as corporations, other than Fleet Services Holding Corp., provide that the Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Registrants Incorporated in Virginia

With respect to the registrants incorporated in Virginia, the Virginia Stock Corporation Act (the “VSCA”) permits indemnification of a corporation’s directors and officers in a variety of circumstances, which may include indemnification for liabilities under the Securities Act. Sections 13.1-697 and 13.1-702 of the VSCA generally authorize a Virginia corporation to indemnify its directors and officers in civil or criminal actions if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. Additionally, Section 13.1-704 of the VSCA provides that a Virginia corporation has the power to make any further indemnity to any director or officer, including under its articles of incorporation or any by-law or shareholder resolution, except an indemnity against their willful misconduct or a knowing violation of the criminal law.

The Amended and Restated Articles of Incorporation of Huntington Ingalls Incorporated provides that the registrant will indemnify its directors and officers to the fullest extent permitted by the VSCA. The organizational documents of Newport News Nuclear Inc. do not restrict the registrants’ ability to indemnify their directors and officers in accordance with the VSCA.

The Amended and Restated Articles of Incorporation of Huntington Ingalls Incorporated also provide that, to the fullest extent that the VSCA permits the limitation or elimination of the liability of directors and officers, none of its directors or officers shall be liable to it or its shareholders for monetary damages arising out of any transaction, occurrence or course of conduct. Section 13.1-692.1 of the VSCA permits the elimination of liability of directors and officers in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of a corporation, except for liability resulting from such persons having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law, including, without limitation, any unlawful insider trading or manipulation of the market for any security.

Registrant Incorporated in Maryland

Enlighten IT Consulting LLC

Enlighten IT Consulting LLC (“Enlighten”) is a Maryland limited liability company. Section 4A-203 of the Maryland Limited Liability Company Act (the “Maryland Act”) permits a Maryland limited liability company, subject to the standards and restrictions set forth in its articles of organization or operating agreement, to indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions.

Enlighten’s operating agreement provides that the Company will indemnify and hold harmless (such persons, the “Indemnified Person”), to the fullest extent authorized by the Maryland Act, any person, against all expenses, liabilities and losses (including attorneys’ fees) reasonably incurred or suffered by such person or such person’s affiliates by reason of the fact that such person is or was a member or is or was serving as a manager, officer, principal, member, partner, employee or other agent of the Company or is or was serving at the request of the Company as a manager, officer, director, principal, member, partner, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise; provided that (unless the members otherwise consent) no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to such Indemnified Person’s or its affiliates’ gross negligence, misconduct, recklessness or knowing violation of law, or for any present or future breaches of any representations, warranties or covenants by such Indemnified Person or its affiliates contained herein or in the other agreements with the Company. The operating agreement provides that unless the members otherwise determine, no person shall be entitled to indemnification with respect to a proceeding initiated by such person or with respect to a proceeding between such person on the one hand and any of the Company or its subsidiaries on the other. Expenses, including attorneys’ fees and expenses. The operating agreement further provides that the Company will pay expenses (including attorneys’ fees) incurred by any Indemnified Person in defending a proceeding in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person (in form and substance acceptable to the Members) to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Company.

Item 16. Exhibits.

Exhibit Index

Exhibit No.	Description

1.1(1)	Form of Underwriting Agreement relating to the Common Stock of Huntington Ingalls Industries, Inc.

1.2(1)	Form of Underwriting Agreement relating to the debt securities issued by Huntington Ingalls Industries, Inc.

3.1	Restated Certificate of Incorporation of Huntington Ingalls Industries, Inc., filed March 30, 2011 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 4, 2011)

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Huntington Ingalls Industries, Inc., dated May 28, 2014 (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed on August 7, 2014)

3.3	Certificate of Amendment to the Restated Certificate of Incorporation of Huntington Ingalls Industries, Inc., dated May 21, 2015 (incorporated by reference to Exhibit 3.3 to the Company’s Quarterly Report on Form 10-Q filed on August 6, 2015)

3.4	Certificate of Amendment to the Restated Certificate of Incorporation of Huntington Ingalls Industries, Inc., dated May 12, 2021 (incorporated by reference to Annex B to the Proxy Statement filed on March 19, 2021)

3.5	Restated Bylaws of Huntington Ingalls Industries, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 8, 2022)

3.6	Certificate of Incorporation of Fleet Services Holding Corp., dated May 12, 1999 (incorporated by reference to Exhibit 3.25 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.7	Bylaws of Fleet Services Holding Corp. (incorporated by reference to Exhibit 3.26 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.8	Certificate of Incorporation of HII TSD Holding Company (f/k/a HII Mission Driven Innovative Solutions Holding Company (f/k/a Camber Holding Corporation)), dated February 8, 2016 (incorporated by reference to Exhibit 3.37 to the Company’s Registration Statement on Form S-4 filed on November 10, 2020)

Exhibit No.	Description

3.9	Certificate of Merger of Cobra Merger Corp. with and into HII TSD Holding Company (f/k/a HII Mission Driven Innovative Solutions Holding Company (Camber Holding Corporation), dated December 1, 2016 (incorporated by reference to Exhibit 3.28 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.10	Certificate of Amendment to the Certificate of Incorporation of HII TSD Holding Company (f/k/a HII Mission Driven Innovative Solutions Holding Company (Camber Holding Corporation), dated June 7, 2018 (incorporated by reference to Exhibit 3.39 to the Company’s Registration Statement on Form S-4 filed on November 10, 2020)

3.11	Amended and Restated Bylaws of HII TSD Holding Company (f/k/a Camber Holding Corporation) (incorporated by reference to Exhibit 3.29 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.12	Amended and Restated Certificate of Incorporation of HII Nuclear Inc. (f/k/a Stoller Newport News Nuclear, Inc.), dated June 1, 2010 (incorporated by reference to Exhibit 3.62 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.13	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of HII Nuclear Inc. (f/k/a Stoller Newport News Nuclear, Inc.), dated December 12, 2014 (incorporated by reference to Exhibit 3.63 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.14	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of HII Nuclear Inc. (f/k/a Stoller Newport News Nuclear, Inc.), dated June 7, 2018 (incorporated by reference to Exhibit 3.59 to the Company’s Registration Statement on Form S-4 filed on November 10, 2020)

3.15	Amended and Restated Bylaws of HII Nuclear Inc. (f/k/a Stoller Newport News Nuclear, Inc.) (incorporated by reference to Exhibit 3.64 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.16	Certificate of Incorporation of HII Services Corporation, dated September 25, 2014 (incorporated by reference to Exhibit 3.38 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.17	Bylaws of HII Services Corporation (incorporated by reference to Exhibit 3.39 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.18	Certificate of Incorporation of HII Technical Solutions Corporation, dated October 5, 2016 (incorporated by reference to Exhibit 3.40 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.19	Bylaws of HII Technical Solutions Corporation (incorporated by reference to Exhibit 3.41 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.20	Certificate of Merger of HII Unmanned Systems Inc. with and into Hydroid, Inc., dated December 17, 2020. (incorporated by reference to Exhibit 3.59 to the Company’s Registration Statement on Form S-4 filed on May 10, 2022)

3.21	Certificate of Incorporation of HII Unmanned Systems Inc. (f/k/a Hydriod, Inc.), dated December 7, 2007 (incorporated by reference to Exhibit 3.81 to the Company’s Registration Statement on Form S-4 filed on November 10, 2020)

3.22	Bylaws of HII Unmanned Systems Inc. (f/k/a Hydriod, Inc.) (incorporated by reference to Exhibit 3.82 to the Company’s Registration Statement on Form S-4 filed on November 10, 2020)

Exhibit No.	Description

3.23	Certificate of Restatement of Articles of Incorporation of Huntington Ingalls Incorporated, dated April 14, 2011 (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.24	Amended and Restated Bylaws of Huntington Ingalls Incorporated (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.25	Certificate of Incorporation of Huntington Ingalls Industries Energy and Environmental Services, Inc., dated December 17, 2013 (incorporated by reference to Exhibit 3.47 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.26	Bylaws of Huntington Ingalls Industries Energy and Environmental Services, Inc. (incorporated by reference to Exhibit 3.48 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.27	Certificate of Incorporation of Huntington Ingalls Unmanned Maritime Systems, Inc., dated September 10, 2014 (incorporated by reference to Exhibit 3.49 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.28	Bylaws of Huntington Ingalls Unmanned Maritime Systems, Inc. (incorporated by reference to Exhibit 3.50 to the Company’s Registration Statement on Form S-4 filed on May 4, 2018)

3.29	Articles of Incorporation of Newport News Nuclear Inc., dated May 17, 2007 (incorporated by reference to Exhibit 3.11 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.30	Bylaws of Newport News Nuclear Inc. (incorporated by reference to Exhibit 3.12 to the Company’s Registration Statement on Form S-4 filed on December 15, 2011)

3.31	Certificate of Amendment to the Certificate of Incorporation of HII TSD Holding Company (f/k/a HII Mission Driven Innovative Solutions Holding Company (f/k/a Camber Holding Corporation)), dated November 18, 2020 (incorporated by reference to Exhibit 3.118 to the Company’s Registration Statement on Form S-4 Filed November 19, 2020)

3.32	Amended and Restated Articles of Organization of Enlighten IT Consulting LLC, dated December 21, 2016 (incorporated by reference to Exhibit 3.94 to the Company’s Registration Statement on Form S-4 filed on May 10, 2022)

3.33	Articles of Conversion of Enlighten IT Consulting Inc. into Enlighten IT Consulting LLC, dated December 21, 2016 (incorporated by reference to Exhibit 3.95 to the Company’s Registration Statement on Form S-4 filed on May 10, 2022)

3.34(3)	Operating Agreement of Enlighten IT Consulting LLC, dated December 21, 2016 (incorporated by reference to Exhibit 3.102 to the Company’s Registration Statement on Form S-4 filed on May 10, 2022)

3.35(3)	Amended and Restated Limited Liability Company Agreement of Enlighten IT Consulting LLC, dated June 29, 2023

3.36(3)	Amended and Restated Bylaws of HII Mission Technologies Corp. (f/k/a Alion Science & Technology Corporation), dated January 1, 2023

3.37(3)	Sixth Amended and Restated Certificate of Incorporation of HII Mission Technologies Corporation (f/k/a Alion Science & Technology Corporation), dated December 21, 2022, as amended

4.1(3)	Form of Senior Indenture (including form of Guarantee)

4.2(1)	Form of Senior Note

4.3(3)	Form of Subordinated Indenture (including form of Guarantee)

4.4(1)	Form of Subordinated Note

4.5	Indenture, dated as November 18, 2024, among Huntington Ingalls Industries, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed November 18, 2024)

Exhibit No.	Description

4.6	First Supplemental Indenture, dated as of November 18, 2024, among Huntington Ingalls Industries, Inc., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, relating to 5.353% Senior Notes due 2030 and 5.749% Senior Notes due 2035 (incorporated by reference to Exhibit 4.2 to Form 8-K filed November 18, 2024)

5.1(3)	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

5.2(3)	Opinion of Tiffany M. King, Corporate Vice President and Associate General Counsel of Huntington Ingalls Industries, Inc.

5.3(3)	Opinion of Ballard Spahr LLP

22	List of Subsidiary Guarantors (incorporated by reference herein by reference to Exhibit 22 to the Company’s Annual Report on Form 10-K filed on February 6, 2025)

23.1(3)	Consent of Deloitte &Touche LLP, independent registered public accounting

23.2(3)	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

23.3(3)	Consent of Tiffany M. King (included in Exhibit 5.2)

23.4(3)	Consent of Ballard Spahr LLP (included in Exhibit 5.3)

24(3)	Powers of Attorney (included in the signature pages to the Registration Statement)

25.1(2)	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Senior Indenture

25.2(2)	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Subordinated Indenture

25.3	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of U.S. Bank Trust Company, National Association, as Trustee under the Senior Indenture, filed on October 18, 2024 and incorporated herein by reference

107(3)	Filing Fee Table

(1)	To be filed by amendment or by a Current Report on Form 8-K.
(2)	To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939
(3)	Previously filed as an exhibit to the Registration Statement

Item 17. Undertakings.

Each undersigned Registrant hereby undertakes:

(a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by a Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;. provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of the securities:

each of the undersigned Registrants undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act:

(i) the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by a Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(ii) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Each of the undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of such Huntington Ingalls Industries, Inc.’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Each of the undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

(d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of any Registrant pursuant to the indemnification provisions described herein, or otherwise, each Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HUNTINGTON INGALLS INDUSTRIES, INC.

By:	/s/ Christoper D. Kastner
Name: Christopher D. Kastner Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Christopher D. Kastner	President, Chief Executive Officer, and Director (Principal Executive Officer)	March 31, 2025

* Thomas E. Stiehle	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	March 31, 2025

* Nicolas Schuck	Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	March 31, 2025

* Kirkland H. Donald	Chairman	March 31, 2025

* Augustus L. Collins	Director	March 31, 2025

* Leo P. Denault	Director	March 31, 2025

Signature	Title	Date

* Craig S. Faller	Director	March 31, 2025

* Victoria D. Harker	Director	March 31, 2025

* Frank R. Jimenez	Director	March 31, 2025

* Anastasia D. Kelly	Director	March 31, 2025

* Tracy B. McKibben	Director	March 31, 2025

* Stephanie L. O’Sullivan	Director	March 31, 2025

* Thomas C. Schievelbein	Director	March 31, 2025

* John K. Welch	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

ENLIGHTEN IT CONSULTING LLC

By:	/s/ Steven R. Wagner
Name: Steven R. Wagner
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven R. Wagner Stephen R. Wagner	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Secretary, HII Mission Technologies Corp., the Sole Member	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

FLEET SERVICES HOLDING CORP.

By:	/s/ Ryan B. Norris
Name: Ryan B. Norris
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ryan B. Norris	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII MISSION TECHNOLOGIES CORP.

By:	/s/ Edgar A. Green III
Name: Edgar A. Green III
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edgar A. Green III	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII NUCLEAR INC.

By:	/s/ Michael K. Lempke
Name: Michael K. Lempke
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael K. Lempke	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Michael K. Lempke	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII SERVICES CORPORATION

By:	/s/ Christopher D. Kastner
Name: Christopher D. Kastner
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Christopher D. Kastner	President/Principal Executive Officer	March 31, 2025

* Thomas E. Stiehle	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Christopher D. Kastner	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII TSD HOLDING COMPANY

By:	/s/ Edgar A. Green III
Name: Edgar A. Green III
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edgar A. Green III	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII TECHNICAL SOLUTIONS CORPORATION

By:	/s/ Edgar A. Green III
Name: Edgar A. Green III
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edgar A. Green III	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HII UNMANNED SYSTEMS, INC.

By:	/s/ Duane W. Fotheringham
Name: Duane W. Fotheringham
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Duane W. Fotheringham	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HUNTINGTON INGALLS INCORPORATED

By:	/s/ Christopher D. Kastner
Name: Christopher D. Kastner
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Christopher D. Kastner	President/Principal Executive Officer	March 31, 2025

* Thomas E. Stiehle	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Christopher D. Kastner	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HUNTINGTON INGALLS INDUSTRIES ENERGY AND ENVIRONMENTAL SERVICES, INC.

By:	/s/ Michael K. Lempke
Name: Michael K. Lempke
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael K. Lempke	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

HUNTINGTON INGALLS UNMANNED MARITIME SYSTEMS, INC.

By:	/s/ Edgar A. Green III
Name: Edgar A. Green III
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Edgar A. Green III	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on this 31st day of March, 2025.

NEWPORT NEWS NUCLEAR INC.

By:	/s/ Michael K. Lempke
Name: Michael K. Lempke
Title: President/Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael K. Lempke	President/Principal Executive Officer	March 31, 2025

* Ashutosh V. Gokhale	Principal Financial Officer	March 31, 2025

* Nicolas G. Schuck	Principal Accounting Officer	March 31, 2025

* Edgar A. Green III	Director	March 31, 2025

/s/ Tiffany M. King Tiffany M. King	Director	March 31, 2025

/s/ Stephen R. Powell Stephen R. Powell	Director	March 31, 2025

*By	/s/ Chad N. Boudreaux
Chad N. Boudreaux Attorney-in-Fact